Exhibit 10.28

                   ASSUMPTION AND LOAN MODIFICATION AGREEMENT



         THIS ASSUMPTION AND LOAN MODIFICATION AGREEMENT (this "Agreement") is entered into effective as of December 31, 1996 (this "Agreement") and is by and among SEITEL GEOPHYSICAL, INC., a Delaware corporation ("Seitel"), EAGLE GEOPHYSICAL, INC., a Delaware corporation ("Eagle"), COMPASS BANK (f/k/a Central Bank of the South), an Alabama state banking corporation ("Compass"), and SEITEL, INC., a Delaware corporation (the "Guarantor").

         All capitalized terms used herein but not otherwise defined herein shall have the meaning set forth in that certain Term Credit and Security Agreement dated as of July 15, 1993, together with any Schedules thereto, all as amended (the "Loan Agreement") between Seitel and Compass.

                                   WITNESSETH:
         WHEREAS, Seitel and Compass are parties to the Loan Agreement.

         WHEREAS, the Guarantor has provided to Compass a guaranty of, inter alia, all amounts due and payable by Seitel under the Loan Agreement, the Note and all the other Loan Documents pursuant to that certain Continuing Guaranty (Unlimited) dated JULY 15, 1993 executed by Guarantor in favor of Compass, as AMENDED (the "Guaranty").

         WHEREAS, Seitel wishes to assign and delegate to Eagle all of its right, title, interests and obligations in, to and under the Loan Agreement, the Note, and the Loan Documents and Eagle wishes to accept such assignment and delegation.

         WHEREAS, the parties hereto have entered into this Agreement to, among other things, (a) acknowledge and consent to the assignment and delegation from Seitel to Eagle on the terms and conditions hereinafter set forth and (b) provide for the Guarantor to acknowledge its continuing obligations under the Guaranty with respect to Eagle.

                                    AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. ASSIGNMENT, ASSUMPTION AND MODIFICATION. Seitel, in its capacity as Borrower under the Loan Agreement, the Note and all the other Loan Documents, hereby assigns and delegates to Eagle all of Seitel's right, title, interests and obligations in, to and under the Loan Agreement, the Note, and the other Loan Documents pursuant to that certain Contribution and Assumption Agreement effective as of December 31, 1996 (the "Contribution Agreement") between Seitel and Eagle. Eagle hereby accepts and agrees to perform such assignment and delegation and acknowledges and agrees that from and after December 31, 1996 (the "Effective Date") it shall be a party to and be the "Borrower" for all purposes under the Loan Agreement, the Note, the Guaranty and all the other Loan Documents executed in connection therewith and agrees to be bound by all of the terms of, and to assume, undertake and perform all the obligations and liabilities of, the Borrower as set forth therein whether such obligations and liabilities arise prior to, on or after the Effective Date. Without limiting the foregoing, the Loan Documents shall be and the same hereby are amended by deleting any and all references to the name "Seitel Geophysical, Inc." and substituting in place thereof the name "Eagle Geophysical, Inc." The Loan Documents also shall be and the same hereby are amended by deleting any and all references to "Central Bank of the South" and substituting in place thereof "Compass Bank".

         2. CONSENT TO ASSIGNMENT. Compass hereby, subject to the terms of this Agreement, consents to the Contribution Agreement and the assignment and delegation by Seitel to Eagle of all of Seitel's right, title, interests and obligations in, to and under the Loan Agreement, the Note and the other Loan Documents.

         3. ACKNOWLEDGMENT BY GUARANTOR. The Guarantor hereby acknowledges and consents to the Contribution Agreement and this Agreement. Further, the Guarantor agrees that the Guaranty from the Guarantor to Compass guaranteeing all obligations of Seitel to Compass shall guarantee all obligations of Eagle to Compass. Without limiting the foregoing, (i) any and all references in said Guaranty to "Seitel Geophysical, Inc." shall be and hereby are amended to read and refer to "Eagle Geophysical, Inc." and (ii) any and all references in said Guaranty to "Central Bank of the South" shall be and hereby are amended to read and refer to "Compass Bank".

         4. ABSENCE OF DEFAULTS. Eagle, as Borrower, and the Guarantor hereby represent and warrant that as of the date hereof no default or event of default currently exists and is continuing with respect to the Borrower or the Guarantor under any of the Loan Documents.

         5. CONDITIONS PRECEDENT. Eagle, as Borrower, and Guarantor agree to deliver to Compass the following items on or before the Effective Date, each in form and substance satisfactory to Compass: (a) the Contribution Agreement duly executed by the parties thereto; (b) this Agreement duly executed by the parties hereto; (c) Good Standing Certificates from Eagle's state of incorporation and each state where it is required to qualify in order to do business; (d) a legal opinion of counsel to Eagle and the Guarantor in form and substance satisfactory to Compass; and (e) such other certificates, financing statements, resolutions and opinions as deemed necessary or advisable. by Compass.

         6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

7. EFFECT ON LOAN DOCUMENTS. Each of the Loan Documents shall be deemed amended as set forth hereinabove and to the extent necessary to carry out the intent of this Agreement. Without limiting the generality of the foregoing, each reference in the Loan Documents to the Note, the Guaranty or any other Loan Documents shall be deemed to be references to said documents, as heretofore and hereby amended. Except as is expressly set forth herein, all of the Loan Documents shall remain in full force and effect in accordance with their respective terms and shall continue to evidence, secure, guarantee or relate to, as the case may be, the Term Loan.

         8. REPRESENTATIONS, WARRANTIES, COVENANTS, ETC. Each representation, warranty, covenant, grant of security interest and other agreement originally made by Seitel and contained or referenced in the Loan Documents is hereby expressly affirmed, adopted, stated and ratified and agreed to by Eagle, and incorporated herein by reference, as if fully set forth herein. Seitel, Eagle and Guarantor hereby represent that neither Seitel, Eagle nor Guarantor has any offsets or claims against Compass arising under, related to, or connected with the Term Loan, the Loan Agreement, the Guaranty or any of the other Loan Documents.

         9. EXPENSES. Eagle shall pay any recording fees and all other expenses incurred by Compass in connection with this Agreement and any other transactions contemplated hereby, including, without limitation, legal expenses, filing fees and taxes.

         10. EXECUTION BY GUARANTOR. Guarantor has executed this Agreement to evidence its consent to the modification, amendments and other matters described herein, and to acknowledge the continuing effect of its Guaranty and the obligations contained therein.

         11. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Alabama.

         12. CONTINUATION OF LIEN AND SECURITY INTEREST. It is expressly acknowledged and agreed that Eagle is taking the Assets (as denied in the Contribution Agreement) subject to all liens and security interests of Compass in such Assets and nothing contained or implied herein shall be deemed to be, constitute or result in the release of any such liens and security interests.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the Effective Date.


SEITEL GEOPHYSICAL, INC.
By:          /s/Jay N. Silverman
             -----------------------------------------------------
Name:        Jay N. Silverman
             -----------------------------------------------------
Title:       President
             -----------------------------------------------------


EAGLE GEOPHYSICAL, INC.
By:          /s/Jay N. Silverman
             -----------------------------------------------------
Name:        Jay N. Silverman
             -----------------------------------------------------
Title:       President
             -----------------------------------------------------


ACKNOWLEDGED, AGREED AND CONSENTED TO:

SEITEL, INC.
By:          /s/ Paul A. Frame
             -----------------------------------------------------
Name:        Paul A. Frame
             -----------------------------------------------------
Title:       President
             -----------------------------------------------------


COMPASS BANK
By:          /s/Jay P. Ackley
             -----------------------------------------------------
Name:        Jay P. Ackley
             -----------------------------------------------------
Title:       Assistant Vice President
             -----------------------------------------------------